THE RBB FUND, INC.

Free Market U.S. Equity Fund

Free Market International Equity Fund

Free Market Fixed Income Fund

(collectively, the “Funds”)

Supplement dated February 12, 2018

to the Prospectus and Statement of Additional Information dated December 31, 2017

At a recent meeting of the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”), the Board approved certain changes relating to the Funds.

Effective as of March 1, 2018, Matson Money, Inc. the investment adviser to the Funds (the “Adviser”), has contractually agreed to reduce the investment advisory fee payable by the Funds by implementing a new breakpoint.

Under the revised investment advisory agreement with the Company, the Adviser is entitled to an advisory fee at the annual rate of 0.50% of the first $1 billion of each Fund's average daily net assets, 0.49% of each Fund's average daily net assets over $1 billion to $3 billion, 0.48% of each Fund’s average daily net assets over $3 billion to $5 billion, and 0.47% of each Fund's average daily net assets over $5 billion, computed daily and payable monthly.

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Please retain this supplement for your reference.